UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 18, 2017

Date of Report (Date of earliest event reported)

THE L.S. STARRETT COMPANY

(Exact name of Registrant as specified in its charter)

Massachusetts	1-367	04-1866480
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 Crescent Street Athol, Massachusetts		01331
(Address of principal executive offices)		(Zip Code)

(978) 249-3551

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§ 240 12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on October 18, 2017. Proxies for the Annual Meeting were solicited by the Board pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitation. There were 6,219,238 A shares and a combined total of 13,864,688 A & B shares entitled to vote at the Annual Meeting. A total of 5,837,050 A shares and a combined total of 11,361,040 A & B shares were represented at the Annual Meeting in person or by proxy. The final votes on the proposals presented at the meeting were as follows:

Proposal No. 1 – Election of Directors

Thomas J. Riordan was elected as a director by the class A shareholders to hold office until the 2020 Annual Meeting of Stockholders and until his successor has been duly elected and qualified, or, if sooner, until his death, resignation, or removal, by the following vote:

Nominee	For	Withheld	Uncast

Thomas J. Riordan	4,603,562	234,132	999,356

Russell D. Carreker and Christopher C. Gahagan were elected as directors by the class A & B shareholders to hold office until the 2020 Annual Meeting of Stockholders and until their successors have been duly elected and qualified, or, if sooner, until each director’s death, resignation, or removal, by the following vote:

Nominee	For	Withheld	Uncast

Russell D. Carreker	10,005,840	328,474	1,026,726

Christopher C. Gahagan	10,000,232	334,082	1,026,726

Proposal No. 2 – Non-Binding Advisory Vote on the Compensation of the Company’s Named Executive Officers

The Company’s class A & B stockholders approved on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers, by the following vote:

For	Against	Abstain	Uncast

9,359,624	403,759	598,301	999,356

Proposal No. 3 – Non-Binding Advisory Vote on the Frequency of Holding Future Non-Binding Advisory Votes on the Compensation of the Company’s Named Executive Officers

The Company’s class A & B stockholders approved on a non-binding, advisory basis, the frequency of three years for holding future non-binding, advisory votes on the compensation paid to the Company’s named executive officers, by the following vote:

One Year	Two Years	Three Years	Abstain	Uncast

2,284,621	425,523	7,204,575	413,638	1,032,683

Based on these voting results, the Board has determined that it will hold a non-binding, advisory vote on the compensation paid to the Company’s named executive officers every three years until the next required stockholder vote on the frequency of non-binding, advisory votes on the compensation paid to the Company’s named executive officers.

Proposal No. 4 – Approval of The L. S. Starrett Company 2017 Employee’s Stock Purchase Plan

The Company’s class A & B stockholders approved the adoption of The L. S. Starrett Company 2017 Employees’ Stock Purchase Plan, by the following vote:

For	Against	Abstain	Uncast

10,128,977	65,743	166,964	999,356

Proposal No. 5 – Re-approval of the material terms of the performance goals under The L. S. Starrett Company 2012 Long-Term Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code

The Company’s class A & B stockholders re-approved the material terms of the performance goals under The L. S. Starrett Company 2012 Long-Term Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code, by the following vote:

For	Against	Abstain	Uncast

9,835,490	141,705	384,489	999,356

Proposal No. 6 – Ratification of Selection of Independent Registered Public Accounting Firm

The Company’s class A & B stockholders ratified the selection by the Audit Committee of the Board of Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018, by the following vote:

For	Against	Abstain

11,002,276	177,141	181,623

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2017	THE L.S. STARRETT COMPANY

	By:	/s/ Douglas A. Starrett

Name: Douglas A. Starrett
Title: President and Chief Executive Officer